UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Entry into a Material Definitive Agreement.

On November 7, 2013, ZELTIQ Aesthetics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and certain stockholders of the Company named therein (collectively, the “Selling Stockholders”) in connection with a registered underwritten public offering of the Company’s common stock, par value $0.001 per share (“Common Stock”). Subject to the terms and conditions of the Underwriting Agreement, the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, an aggregate of 4,500,000 shares of Common Stock, at a price of $12.22 per share. The Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 675,000 shares of Common Stock. The Company will not receive any proceeds from the sale of Common Stock in the offering. The parties to the Underwriting Agreement agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The shares of Common Stock to be sold in the offering have been registered pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-190620) (the “Registration Statement”) filed with and declared effective by the Securities and Exchange Commission (the “Commission”), including the prospectus supplement filed or to be filed by the Company with the Commission, dated November 7, 2013 (the “Prospectus Supplement”), to the prospectus dated August 30, 2013, contained in the Registration Statement.

Pursuant to the terms of the Underwriting Agreement, the Company, the Selling Stockholders, and the Company’s directors and executive officers have agreed with the Underwriters, subject to certain exceptions, not to dispose of or hedge any of their Common Stock or securities convertible into or exchangeable for shares of Common Stock during the period from November 7, 2013, continuing through the date 90 days thereafter (in the case of the Company) and 70 days thereafter (in the case of the Selling Stockholders and the Company’s directors and executive officers), except with the prior written consent of Goldman, Sachs & Co. and J.P. Morgan Securities LLC. This agreement does not apply to any existing employee benefit plans or certain other exceptions and does permit the sale of shares under existing Rule 10b5-1 plans and entry into new Rule 10b5-1 plans.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

A copy of the opinion of Cooley LLP relating to the validity of the shares of Common Stock that may be sold in the offering (the “Legal Opinion”) is filed as Exhibit 5.1 to this Current Report and is incorporated herein by reference. The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, if at all, will be made only by means of the Prospectus Supplement and the accompanying prospectus, forming a part of the effective Registration Statement.

Item 9.01.	Exhibits.

1.1	Underwriting Agreement, dated November 7, 2013

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: November 8, 2013	By:	/s/ Sergio Garcia
		Name:	Sergio Garcia
		Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated November 7, 2013

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)